EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of ORBCOMM Inc. for the year ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof, Marc J. Eisenberg, as President and Chief Executive Officer and Michael W. Ford, as Executive Vice President and Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of ORBCOMM Inc.

/s/ Marc J. Eisenberg

Marc J. Eisenberg
President and Chief Executive Officer
(Principal Executive Officer)

Date: March 1, 2019

/s/ Michael W. Ford

Michael W. Ford
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Date: March 1, 2019